Exhibit 99.1

Eagle Nuclear Energy Signs Binding LOI to Acquire Noble Plains Uranium

Proposed Acquisition Strategically Expands Eagle’s Domestic Uranium Resource Portfolio

RENO, NV – November 4, 2026 – Eagle Nuclear Energy Corp. (“Eagle” or the “Company”) (NASDAQ: NUCL), a next-generation nuclear energy company, today announced that it has signed a binding Letter of Intent (LOI) to acquire 100% of Noble Plains Uranium Corp. (TSX-V: NOBL, OTCQB: NBLXF, FSE: INE0) (“Noble Plains”) in an all-stock transaction, subject to the negotiation and execution of a definitive agreement and customary closing conditions.

Noble Plains is a U.S.-focused uranium exploration and development company advancing two In-Situ Recovery (ISR)-amenable projects strategically located within two of the country’s most prolific uranium districts in Wyoming. ISR provides the most capital-efficient and environmentally responsible method of uranium extraction, while also offering faster development times and lower capital intensity than conventional mining. Noble Plains’ ISR portfolio combines brownfield projects covering ~5,965 acres of demonstrated ISR geology in close proximity to established operators.

Noble Plains has an option to acquire an 80% interest in its flagship Duck Creek project located in the uranium-rich Powder River basin of Wyoming that hosts a U₃O₈ resource, reported on a 100% basis, containing 5.32M lbs in the Indicated category and an additional 1.04M lbs in the Inferred category, as reported by Noble Plains under the Canadian National Instrument 43-101 (“NI 43-101”) regulatory standards (see “Cautionary Note to U.S. Investors Regarding Mineral Resource Estimates” below). Eagle’s technical team believes this current resource estimate represents a relatively small portion of the total resource potential at Duck Creek, as it covers only 2.5 miles of a total 5.25-mile trend, and sits entirely in the shallower of two prospective mineralized formations. Eagle plans to unlock significantly more value at Duck Creek through the execution of a systematically phased exploration program over the next 12-18 months.

Noble Plains’ Shirley Central is an earlier-stage uranium project that represents additional prospectivity for developing U₃O₈ resources in the strategically prominent Shirley basin of Wyoming.

Neither Eagle nor Noble Plains has completed a technical report or resource estimate of Noble Plains’ projects in accordance with Regulation S-K 1300 Standards of Disclosure for Mineral Projects at this time.

Transaction Overview

Under the LOI and subject to a definitive agreement, Eagle will acquire 100% of Noble Plains’ issued and outstanding common shares at a deemed price of CAD $0.125 per Noble Plains’ share. Based on the Exchange Ratio of 0.0167 Eagle shares for each Noble Plains share, the offer price represents a premium of approximately 92% to the closing price of Noble Plains shares on the TSXV on October 29, 2026 of CAD $0.065. Upon closing of the transaction, subject to customary board, stock exchange and any necessary regulatory and shareholder approvals, it is anticipated that existing Eagle stockholders will hold approximately 95.22% and former Noble Plains shareholders will hold approximately 4.78% of the equity of Eagle, on an issued and outstanding share basis.

Strategic Rationale for the Acquisition

•	Jurisdictional diversification within the US. This acquisition diversifies Eagle’s domestic uranium resource footprint within the US to include Wyoming in addition to Oregon.

•	Entry into two historically prolific uranium districts. Wyoming has produced over 238M lbs of uranium since 1951, and the Powder River and Shirley basins represent two of the most strategically important uranium districts within the state.

•	Adding ISR potential to existing conventional potential at Aurora. Developing a portfolio of uranium projects that include ISR-amenability along with conventional mineability diversifies Eagle’s geological and developmental risks, and provides exposure to potentially lower cost and shorter lead-time production opportunities.

•	Overall resource growth. The addition of Duck Creek, subject to the exercise of Noble Plains’ option on the project, is expected to provide a meaningful increase to the overall uranium resource attributable to Eagle, with the potential for further resource expansion based on Duck Creek’s high prospectivity.

“This transaction gives Eagle greater scale at a time when demand for U.S. uranium is growing,” said Mark Mukhija, CEO of Eagle Nuclear Energy. “Noble Plains adds established resources in Wyoming and strengthens our portfolio with favorable ISR geology. We believe we can move these assets forward efficiently while we continue to work towards development of an integrated nuclear energy platform combining domestic uranium resources with advanced SMR technology.”

“We’ve proven we can acquire uranium assets with historical data, move them forward quickly and add value without having to recreate decades of work,” said Drew Zimmerman, CEO of Noble Plains. “Combining with Eagle gives us more scale and the capital to keep executing that strategy. We have a strong resource at Duck Creek, more opportunity across the portfolio and existing uranium infrastructure all around us. Today’s announcement is a significant inflection point in the development of our assets and we look forward to further building alongside the team at Eagle.”

About Eagle Nuclear Energy Corp.

Eagle Nuclear Energy Corp. is a next-generation nuclear energy company that combines domestic uranium exploration with access to proprietary Small Modular Reactor (SMR) technology. The Company owns the largest conventional, measured and indicated uranium deposit in the United States, located in southeastern Oregon. This includes the Aurora deposit, with 32.75Mlbs Indicated and 4.98Mlbs Inferred (SK-1300 TRS) of near-surface uranium resource, and the adjacent Cordex deposit, which the Company believes offers potential to expand the project’s overall resource inventory. By integrating advanced SMR technology with a sizeable uranium asset, Eagle is building an integrated nuclear platform positioned to support domestic nuclear energy development.

For more information about Eagle Nuclear Energy Corp., visit www.eaglenuclear.com.

About Noble Plains Uranium

Noble Plains Uranium Corp. is a U.S.-focused uranium exploration and development company advancing a portfolio of high-potential projects amenable to In Situ Recovery (ISR) — the most capital-efficient and environmentally responsible method of uranium extraction. Our strategy targets historically drilled and underexplored assets in proven jurisdictions, with the objective of rapidly delineating NI 43-101 compliant resources and building a scalable inventory of domestic uranium.

Exercise of the 80% option on the Duck Creek property by Noble Plains remains subject to (a) the payment of US$450,000 to the optionor plus the issuance of 1,500,000 Noble Plains shares or payment of an additional US$300,000 (at the optionor’s election) on or before the second anniversary of the option agreement, and (b) the payment of US$500,000 to the optionor plus the issuance of 1,250,000 Noble Plains shares or payment of an additional US$400,000 (at Noble Plains’ election) on or before the third anniversary of the option agreement. The foregoing obligations would be assumed by Eagle on closing of the transaction.

For more information about Noble Plains Uranium Corp., visit www.nobleplains.com.

Qualified Person

The scientific and technical information in this press release relating to Noble Plains’ projects has been reviewed and approved by BBA Consultants USA LP(“BBA”), who is a “qualified person” as defined in subpart 1300 of Regulation S-K. BBA has not verified the Duck Creek mineral resource estimate as a current estimate of mineral resources of Eagle.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of that jurisdiction. No offer of securities shall be made in the United States except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or pursuant to an applicable exemption from registration.

Cautionary Note to U.S. Investors Regarding Mineral Resource Estimates

The Duck Creek mineral resource estimates in this press release were prepared by or on behalf of Noble Plains in accordance with NI 43-101, which differs from subpart 1300 of Regulation S-K (“S-K 1300”), under which Eagle reports its own mineral resources. A qualified person has not done sufficient work on behalf of Eagle to classify these estimates as current mineral resources under S-K 1300, and Eagle is not treating them as current mineral resources of Eagle.

Mineral resources are not mineral reserves and do not have demonstrated economic viability. Inferred mineral resources are subject to a high degree of uncertainty as to their existence and as to whether they can be economically or legally mined, and investors should not assume that any part of an inferred mineral resource will be upgraded to a higher category. The Duck Creek estimates are reported on a 100% basis; Noble Plains’ interest in Duck Creek is subject to its option to acquire an 80% interest.

Further information is available in Noble Plains’ technical report titled “TECHNICAL REPORT DUCK CREEK URANIUM PROJECT, CONVERSE COUNTY, WYOMING, USA”, with an effective date of February 12, 2026, available under Noble Plains’ profile on SEDAR+ at www.sedarplus.ca.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, the parties’ ability to enter into a definitive agreement and close the acquisition; the expected timing and benefits of the merger; Eagle’s, or its management team’s expectations concerning the outlook for Eagle’s business; the ability to execute Eagle’s strategies and reach permitting and operational milestones timely or at all; projected and estimated financial performance; anticipated industry trends; the future price of minerals; future capital expenditures; success of exploration activities; mining or processing issues; government regulation of mining operations; environmental risks; the development of nuclear energy technology; and the future demand for nuclear energy and uranium; as well as any information concerning possible or assumed future results of operations of Eagle. The forward-looking statements are based on the current expectations of the management teams of Eagle, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) market risks; (ii) Eagle’s ability to maintain the listing of its securities on Nasdaq Capital Market or a comparable exchange; (iii) the risk that the price of Eagle’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business; (iv) fluctuations in spot and forward markets for lithium and uranium and certain other commodities (such as natural gas, fuel oil and electricity); (v) restrictions on mining in the jurisdictions in which Eagle operates; (vi) laws and regulations governing Eagle’s operation, exploration and development activities, and changes in such laws and regulations; (vii) Eagle’s ability to obtain or renew the licenses and permits necessary for the operation and expansion of its existing operations and for the development, construction and commencement of new operations; (viii) risks and hazards associated with the business of mineral exploration, development and mining (including environmental hazards, potential unintended releases of contaminants, industrial accidents, unusual or unexpected geological or structural formations, pressures, cave-ins and flooding); (ix) inherent risks associated with tailings facilities and heap leach operations, including failure or leakages; the speculative nature of mineral exploration and development; the inability to determine, with certainty, production and cost estimates; inadequate or unreliable infrastructure (such as roads, bridges, power sources and water supplies); (x) environmental regulations and legislation; (xi) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xii) risks relating to Eagle’s exploration operations; (xiii) fluctuations in currency markets; (xiv) the volatility of the metals markets, and its potential to impact Eagle’s ability to meet its financial obligations; (xv) disputes as to the validity of mining or exploration titles or claims or rights, which constitute most of Eagle’s property holdings; (xvi) Eagle’s ability to complete and successfully integrate acquisitions; (xvii) increased competition in the mining industry for properties and equipment; (xviii) limited supply of materials and supply chain disruptions; (xix) relations with and claims by indigenous populations; (xx) relations with and claims by local communities and non-governmental organizations; (xxi) the risk that other capital needed by Eagle may not be raised on favorable terms, or at all; (xxii) risks associated with nuclear energy technology development and commercialization; and (xxiii) Eagle’s reliance on third-party contractors and service providers. The foregoing list is not exhaustive, and there may be additional risks that Eagle presently does not know or that Eagle currently believes are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and Current Report on Form 8-K filed in conjunction with this press release, and the other risks and uncertainties described in the registration statement on Form S-1 originally filed by Eagle with the SEC on March 19, 2026, and any amendments or supplements thereto, and those discussed and identified in other filings made with the SEC by Eagle from time to time, which may be found on the SEC’s website at www.sec.gov. Eagle cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. Eagle undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Eagle will make additional updates with respect to that statement, related matters, or any other forward-looking statements.

Investor Relations Contact:

775-335-2029

Investors@eaglenuclear.com

Media Relations Contact:

Gateway Group

Zach Kadletz, Brenlyn Motlagh

949-574-3860

EAGLE@Gateway-grp.com